UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2024
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Company's 2024 annual meeting of its stockholders held on June 13, 2024 (the "Annual Meeting"), the Company's stockholders voted on four proposals, as described below. As of the close of business on April 22, 2024, the record date for eligibility to vote at the Annual Meeting, there were 22,750,615 shares of Class A common stock and 7,306,108 shares of Class B common stock of the Company outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock was entitled to one (1) vote per share, and each share of Class B common stock was entitled to ten (10) votes per share. Accordingly, as of the record date, the total voting power of all of the shares of the Company's common stock entitled to vote at the Annual Meeting was 95,811,695 votes. Each of the proposals was described in detail in the Proxy Statement for the Annual Meeting. The vote totals noted below are final voting results from the Annual Meeting. Following the Annual Meeting, and consistent with the Company’s Board of Directors’ recommendation in the Proxy Statement, the Board of Directors has determined to hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis (“One Year”).
Proposal 1
The Company's stockholders elected the following six directors for a term of office expiring at the Company's 2025 annual meeting of its stockholders and until their successors are duly elected and qualified. There were no abstentions for Proposal 1.

Name	Votes For	Votes Withheld	Broker Non-Votes
Hezy Shaked	76,838,874	3,986,968	6,732,071
Teresa Aragones	77,004,755	3,821,087	6,732,071
Erin Chin	77,004,764	3,821,078	6,732,071
Doug Collier	76,838,813	3,987,029	6,732,071
Seth Johnson	76,838,869	3,986,973	6,732,071
Janet Kerr	76,834,347	3,991,495	6,732,071

Proposal 2
The Company's stockholders ratified the appointment of BDO USA, P.C. as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2025, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,431,030	126,367	516	—

Proposal 3
The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended February 3, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,990,206	414,131	421,505	6,732,071

Proposal 4
The Company’s stockholders approved, on a non-binding, advisory basis, One Year as the frequency of future advisory votes by stockholders on the compensation of the Company’s named executive officers.

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
79,364,428	3,162	1,038,334	419,918	6,732,071

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: June 14, 2024	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer